UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 1, 2023

ALIGN TECHNOLOGY, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-32259	94-3267295
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

410 North Scottsdale Road, Suite 1300, Tempe, Arizona 85288
(Address of Principal Executive Offices) (Zip Code)
(602) 742-2000
(Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of exchange on which registered
Common stock, $0.0001 par value	ALGN	The NASDAQ Stock Market LLC
(NASDAQ Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17  CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On September 1, 2023, Align Holding GmbH (“Align Holding”), a limited liability company under the laws of Austria and Align Technology Switzerland GmbH (“Align Swissco”), a limited liability company under the laws of Switzerland (collectively, Align Holding and Align Swissco are referred to as the “Purchasers”) entered into a Share Purchase Agreement (the “Purchase Agreement”) with Univ. Prof. Dr. Jürgen Stampfl, Dr. Robert Gmeiner, Dr. Johannes Benedikt, Dr. Johannes Homa and AM Ventures Additive Manufacturing Fonds I GmbH & Co. KG (collectively, the “Sellers”) pursuant to which the Purchasers will purchase from the Sellers all of their issued and outstanding shares of capital stock of Cubicure GmbH, an Austrian limited liability company (“Cubicure”) (such purchase and sale, the “Transaction”). Align Holding and Align Swissco are wholly-owned subsidiaries of Align Technology, Inc. (“Align Technology”). Currently, the Sellers own approximately 90.96% of the issued and outstanding shares of capital stock of Cubicure, in the aggregate, and Align Swissco owns the remaining approximately 9.04%. Through a series of transactions which will occur at or immediately prior to the closing, Align Swissco and Align Holding will purchasing the remaining approximately 90.96% of issued and outstanding shares of capital stock of Cubicure.

The purchase price for the Transaction (the “Purchase Price”) will be approximately €79 million (which is approximately US$85 million based on current exchange rates), subject to customary closing adjustments and adjustment for Align Swissco’s existing ownership of capital stock of Cubicure. We expect the Purchase Price to be paid from Align Technology’s cash on hand. The Transaction is not subject to any financing conditions.

The Purchase Agreement includes representations, warranties and covenants by the respective parties, including with respect to the conduct of Cubicure’s business prior to closing and limitations on the liabilities of the Sellers. Completion of the Transaction is expected to occur in the fourth quarter of 2023 or early 2024 and is subject to limited closing conditions, including obtaining certain governmental approvals. The Transaction does not require approval of the stockholders of Align Technology. The foregoing description of the Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement which will included as an exhibit in our upcoming Quarterly Report on Form 10-Q for the quarter ended September 30, 2023.

Item 8.01. Other Events.

On September 6, 2023, Align Technology issued a press release announcing the Transaction. A copy of the press release is furnished as Exhibit 99.1 hereto.

The information contained in this Item 8.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference to such filing.

Forward-Looking Statements

This communication contains forward-looking statements. All statements other than statements of historical facts contained in this communication are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “would,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions. Forward-looking statements contained in this communication include, but are not limited to, statements regarding the Transaction, including the expected timing of the closing of the Transaction. These forward-looking statements involve risks and uncertainties. If any of these risks or uncertainties materialize, or if any of Align Technology’s assumptions prove incorrect, Align Technology’s actual results could differ materially from the results expressed or implied by these forward-looking statements. These risks and uncertainties include the risk that the conditions to the closing of the Transaction are not satisfied, including uncertainties as to the timing of the consummation of the Transaction; the ability of each party to consummate the Transaction; the risk that the Transaction disrupts the current plans and operations of Align Technology; and the risks and uncertainties described in the section titled “Risk Factors” and elsewhere in Align Technology’s filings made with the SEC, including its Annual Report on Form 10-K filed on February 27, 2023 and its subsequent Quarterly Reports on Form 10-Q and other SEC filings, copies of which are available free of charge on the SEC website at www.sec.gov. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on these forward-looking statements as predictions of future events. All forward-looking statements in this communication are based on information available to Align Technology as of the date of this communication, and Align Technology does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Copy of Press Release issued by Align Technology on September 6, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALIGN TECHNOLOGY, INC.

By:	/s/ John F. Morici
John F. Morici Chief Financial Officer and Executive Vice President, Global Finance

Date: September 6, 2023